MUTUAL FUND AND VARIABLE INSURANCE TRUST

Rational Dividend Capture Fund

Class A Shares: HDCAX Class C Shares: HDCEX Institutional Shares: HDCTX

Rational Risk Managed Emerging Markets Fund

Class A Shares: HGSAX Class C Shares: HGSCX Institutional Shares: HGSIX

Rational Real Strategies Fund

Class A Shares: HRSAX Class C Shares: HRSFX Institutional Shares: HRSTX

Rational Defensive Growth Fund

Class A Shares: HSUAX Class C Shares: HSUCX Institutional Shares: HSUTX

Rational Strategic Allocation Fund

Class A Shares: HBAFX Class C Shares: RHSCX Institutional Shares: RHSIX

STATEMENT OF ADDITIONAL INFORMATION

April 7, 2017

This Statement of Additional Information (SAI) contains information which may be of interest to investors in The Mutual Fund and Variable Insurance Trust (the “Trust” or the “Funds”) but which is not included in the applicable Prospectuses for Class A Shares, Class C Shares, or Institutional Shares. This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectuses dated April 7, 2017, as applicable, for Class A Shares, Class C Shares, and Institutional Shares. This SAI should be read together with the applicable Prospectuses. The SAI incorporates by reference the Funds’ Annual Report for the fiscal year ended December 31, 2016. Investors may obtain a free copy of a Prospectus or Annual Report by writing the Funds at the Mutual Fund and Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743, or by telephoning toll free 800-253-0412. These documents are also available on the Funds’ website at www.rationalmf.com. Capitalized terms used but not defined in this SAI have the same meanings as set forth in the Prospectuses.

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DEFINITIONS

For convenience, we will use the following terms throughout this SAI.

“Advisers Act”	—	Investment Advisers Act of 1940, as amended.

“Advisor”	—	Rational Advisors, Inc., the Trust’s investment advisor.

“AssetAllocationFund”	—	Rational Strategic Allocation Fund.

“Code”	—	Internal Revenue Code of 1986, as amended.

“Distributor”	—	Northern Lights Distributors, LLC, the Trust’s distributor.

“Equity Funds”	—	Dividend Capture Fund, Risk Managed Emerging Markets Fund, Real Strategies Fund and Defensive Growth Fund.

“Funds”	—	Each of the separate investment portfolios covered by this SAI.

“Gemini”	—	Gemini Fund Services, LLC, the Trust’s Administrator, Transfer Agent and Dividend Disbursing Agent and Fund Accountant.

“Huntington National Bank”	—	The Huntington National Bank, Custodian of the Funds.

“IndependentTrustees”	—	Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act.

“Interested Trustees”	—	Trustees who are “interested persons” of the Trust, as defined in the 1940 Act.

“1940 Act”	—	The Investment Company Act of 1940, as amended.

“NRSRO”	—	Nationally Recognized Statistical Rating Organization such as Moody’s Investor Service (Moody’s) or Standard & Poor’s Ratings Services (S&P).

“Prospectus”	—	Each of the separate Prospectuses of the Funds.

“Trust”	—	Mutual Fund and Variable Insurance Trust.

“Underlying Funds”	—	Other portfolios of the Funds, Strategy Shares and unaffiliated mutual funds and exchange-traded funds (ETFs) in which the Asset Allocation Fund invests.

HOW ARE THE FUNDS ORGANIZED?

The Trust is a Delaware statutory trust which was formed on June 23, 2006. The Trust is registered under the 1940 Act, as an open-end management investment company. As of the date of this SAI, the Trust operates nine separate series or mutual funds - six retail portfolios and three variable annuity portfolios (the “VA Funds”), each with its own investment objective and strategy. The Funds are diversified.

Much of the information contained in this SAI expands upon subjects discussed in the Funds’ Prospectus. No investment in units of beneficial interest (“Shares”) of a Fund should be made without first reading a Fund’s Prospectus.

The Board of Trustees (“Trustees”) has established three classes of Shares of the Funds. All of the Funds offer ClassA Shares, Class C Shares and Institutional Shares.

INVESTMENT PRACTICES

The Prospectus for each Fund discusses the principal investment strategies of the Funds and the underlying Funds. Below you will find more detail about the types of investments and investment practices permitted by each Fund, including the underlying Funds, including those which are not part of a Fund’s and/or underlying Fund’s principal investment strategy.

Adjustable Rate Notes and Variable and Floating Rate Instruments

Adjustable rate notes include variable rate notes and floating rate notes. For Money Market Fund purposes, a variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market

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value that approximates its amortized cost. The degree to which a variable rate note’s market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note’s interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate securities may have provisions that allow them to be tendered back to remarketing agents at par value plus accrued interest. Liquidity for these securities is provided by irrevocable letters of credit and stand-by purchase agreements. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or insured as to payment of principal and interest. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to a Fund’s limitation governing investments in “illiquid” securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund’s demand. See “INVESTMENT RESTRICTIONS” found on page 33 below.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Continental Depositary Receipts (CDRs) and Global Depositary Receipts (GDRs)

ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Asset-backed Securities (Non-mortgage)

Asset-backed securities are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

The purchase of non-mortgage asset-backed securities raises risk considerations particular to the financing of the instruments underlying such securities. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Certificates of Deposit

For a discussion of Certificates of Deposit, please see the “Money Market Instruments” discussion in this section.

Commercial Paper

For a discussion of Commercial Paper, please see the “Money Market Instruments” discussion in this section.

Common Stock

Common stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of liquidation. This right, however, is subordinate to that of preferred stockholders and any creditors, including holders of debt issued by the corporation. Owners of common stock are generally entitled to vote on important matters. A corporation may pay dividends on common stock.

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Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor’s opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise the Fund may hold or trade convertible securities.

Corporate Debt (Including Bonds, Notes and Debentures)

Corporate debt includes any obligation of a corporation to repay a borrowed amount at maturity and usually to pay the holder interest at specific intervals. Corporate debt can have a long or short maturity and is often rated by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”). See “INVESTMENT RATINGS” below for a description of these ratings.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Credit-Enhanced Securities

Credit-enhanced securities are securities whose credit rating has been enhanced, typically by the existence of a guarantee, letter of credit, insurance or unconditional demand feature. In most cases, the Advisor evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the “credit enhancer”) rather than the issuer. However, except where prohibited by Rule 2a-7 under the 1940 Act, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. A default on the underlying security or other event that terminates a demand feature prior to its exercise will adversely affect the liquidity of the underlying security.

Defensive Investments

At times the Advisor may determine that conditions in securities markets may make pursuing a Fund’s principal investment strategies inconsistent with the best interests of the Fund’s shareholders. At such times, the Advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a Fund’s assets. In implementing these temporary “defensive” strategies, a Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which the Advisor considers to be of comparable quality to the acceptable investments of the Fund and other investments which the Advisor considers consistent with such strategies.

Demand Notes

For a discussion of Demand Notes, please see the “Money Market Instruments” discussion in this section.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease a Fund’s exposure to interest rate and currency risks, and may also expose a Fund to liquidity and leverage risks. Over-the-counter (“OTC”) contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.

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Equity Securities

Equity securities include both foreign and domestic common stocks, preferred stocks, securities convertible or exchangeable into common or preferred stocks, and other securities which the Advisor believes have common stock characteristics, such as rights and warrants.

Exchange-Traded Commodity Funds (“ETCFs”)

ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest in a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).

Exchange-Traded Funds (“ETFs”)/Index-Based Securities and Ultrashort ETFs

The Funds may invest in ETFs or Index-based Securities and Ultrashort ETFs as an efficient means of carrying out their investment strategies. Index-based securities are often interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market. ETFs may be structured as a UIT, but may also be structured as an open-end mutual fund. Ultrashort ETFs are exchange-traded funds which are designed to correspond to twice the inverse of the daily performance of an underlying index. Ultrashort ETFs invest in financial instruments (including derivatives) which the advisor to the Ultrashort ETF believes should, in combination, achieve such daily return characteristics. As with index-based securities, ETFs sell their interests directly or the interests may be purchased in a secondary market. ETFs, index-based securities and Ultrashort ETFs are traded on stock exchanges or on the over-the-counter market.

As with traditional mutual funds, ETFs and index-based securities charge asset-based fees, although these fees tend to be relatively low. ETFs and index-based securities do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell the shares.

A UIT will generally issue index-based securities in aggregations of 50,000 known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a)a portfolio of securities substantially similar to the component securities (Index Securities) of the applicable index (Index), (b)a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c)a cash payment or credit (Balancing Amount) designed to equalize the net asset value (“NAV”) of the Index and the NAV of a Portfolio Deposit. ETFs structured as mutual funds also issue large Creation Units in exchange for a basket of securities in a proportion similar to the current holdings of the ETF and/or a cash payment.

ETFs and index-based securities are not individually redeemable, except upon termination of the UIT or ETF. To redeem, the portfolio must accumulate enough index-based securities to reconstitute a Creation Unit (large aggregations of a particular index-based security). The liquidity of small holdings of ETFs and index-based securities, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

Fixed Income Securities

Fixed income securities include corporate debt securities, U.S. Government securities, mortgage-related securities, tax-exempt securities and any other securities which provide a stream of fixed payments to the holder.

Foreign Currency Options (also see “Options”)

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market (so-called “OTC options”), although options on foreign currencies have recently been listed on several exchanges. Options will be purchased or written only when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Purchases and sales of options may be used to increase current return. They are also used in connection with hedging transactions. See “Foreign Currency Transactions.” Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes, a Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an

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odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

Foreign Currency Transactions and Foreign Exchange Contracts

Foreign currency transactions and foreign exchange contracts include purchasing and selling foreign currencies, entering into forward or futures contracts to purchase or sell foreign currencies (see “Forward Foreign Currency and Foreign Currency Futures Contracts”), and purchasing and selling options on foreign currencies (see “Foreign Currency Options”). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Purchases and sales of foreign currencies on a spot basis are used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.”

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to “lock in” the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (i)a decline in the value of a foreign currency in which a security held or to be sold is denominated; or (ii)an increase in the value of a foreign currency in which a security to be purchased is denominated. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

Forward Foreign Currency and Foreign Currency Futures Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the New York Mercantile Exchange.

Forward foreign currency contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign currency contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

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At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Forward foreign currency contracts and foreign currency futures contracts can be used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.” See “Foreign Currency Transactions.”

Among the risks of using foreign currency futures contracts is the fact that positions in these contracts (and any related options) may be closed out only on an exchange or board of trade which provides a secondary market. Although it is intended that any Fund using foreign currency futures contracts and related options will only purchase or sell them on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

In addition, it is impossible to forecast with precision the market value of a security at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the hedged portfolio security if the market value of such security exceeds the amount of foreign currency a Fund is obligated to deliver.

Margin payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills, or other permissible collateral, up to 5% of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligation.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin,” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund’s position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit.

Foreign Securities (including Emerging Markets)

Foreign securities are those securities which are issued by companies located outside the United States and principally traded in foreign markets. This includes equity and debt securities of foreign entities and obligations of foreign branches of U.S. and foreign banks. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Bonds and Certificates of Deposit, and investments in Canadian Commercial Paper, foreign securities and europaper. In addition, the Funds may invest in depositary receipts. The Funds may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or

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instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Investment in foreign securities is subject to a number of special risks.

Since foreign securities are normally denominated and traded in foreign currencies, the value of a Fund’s assets invested in such securities may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. Additionally, although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. For additional information see “Foreign Currency Transactions.”

There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

The Risk Managed Emerging Markets Fund, Defensive Growth Fund and Real Strategies Fund may invest in the securities of emerging market issuers. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund’s securities are denominated may have a detrimental impact on the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

Each of the Equity Funds and the Strategic Allocation Fund may invest in foreign securities.

Futures Contracts and Options on Futures Contracts

A futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery of a security at a specified future time and price. By purchasing futures (assuming a “long” position) a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures (assuming a “short” position) it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of the Trustees reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund’s sale and purchase obligations under closed-out positions will be performed at the termination of the contract. Futures contracts are considered to be commodity contracts.

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Futures and options on futures are regulated by the CFTC. The Funds’ Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”); therefore, the Advisor is not subject to registration or regulation as a commodity pool operator under the CEA. The CFTC has adopted amendments to its rules that now require any person that claims an exemption or exclusion from Commodity Pool Operator (“CPO”) registration under CFTC Regulations 4.5, 4.13(a)(1), 4.13(a)(2), 4.13(a)(3), 4.13(a)(5) or an exemption from CTA registration under 4.14(a)(8) to annually affirm the applicable notice of exemption or exclusion within 60 days of the calendar year end. The first notice affirming these exemptions was filed for the calendar year ending December 31, 2012, and annually thereafter.The Funds’ Advisor continues to have the ability to claim the exemption and make the annual affirmation required to maintain this exemptive status. If a Fund were no longer able to claim the exclusion, the Fund’s Advisor would likely become subject to registration and regulation as a commodity pool operator or the Fund might be limited in the use of these transactions.

Hedging by use of futures on debt securities seeks to establish more certainty than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a “short” position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures on debt securities. This would be done, for example, when the Advisor expects to purchase for a Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its corresponding reduction in yield), the increased cost to the Fund of purchasing the securities may be offset by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts on debt securities is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements, and, in addition, net option premiums received will be included as initial margin deposits. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Margin payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active

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secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction over a very short time period.

Other risks. Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Index Futures Contracts and Options on Index Futures Contracts

A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

The following example illustrates generally the manner in which index futures contracts operate. The Standard& Poor’s 100 Stock Index (S&P 100) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (NYSE). The S&P 100 assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 were $180, one contract would be worth $18,000 (100 units X $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 at a specified future date at a contract price of $180 and the S&P 100 is at $184 on that future date, the Fund will gain $400 (100 units X gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 is at $182 on that future date, the Fund will lose $200 (100 units X loss of $2). A Fund may purchase or sell futures contracts with respect to any stock index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

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Purchases and sales of index futures may be used to hedge an investment. To hedge an investment successfully, however, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will have a significant correlation with movements in the prices of the Fund’s securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder assumes the underlying futures position and receives a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on index futures contracts, a Fund may purchase put and call options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy, and the writer undertakes the obligation to sell, an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

The Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of a Fund’s total assets.

Inflation-Protected Securities

Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index for All Urban Consumers). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward, and, consequently, the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs,” are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

Interests in Other Business Organizations

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are involved in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.

A master limited partnership (“MLP”) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Code.

Investment Company Securities, including Money Market Mutual Funds

The Funds may invest in securities of other investment companies (“Acquired Funds”), including ETFs, as an efficient means of carrying out their investment policies and managing their uninvested cash. A Fund’s shareholders indirectly bear the expenses of the Acquired Funds in which a Fund invests.

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Except under exemptive rules or relief from the Securities and Exchange Commission (“SEC”), a Fund may not invest more than 10% of its total assets at any one time in the shares of other investment companies (funds), 5% of its total assets in the shares of any one investment company, or own more than 3% of the shares of any one investment company. When a Fund invests in the shares of other investment companies, investment advisory and other fees will apply, and the investment’s yield will be reduced accordingly.

Under normal market conditions, the Risk Managed Emerging Markets Fund and Real Strategies Fund intend to invest their assets in common stocks and index-based securities in order to achieve their investment objective. The Risk Managed Emerging Markets Fund and Real Strategies Fund may also invest in ETFs, including index-based ETFs and Ultrashort ETFs that relate to real estate- or commodities-related business sectors. The shares of most index-based securities, including ETFs, are listed and traded on stock exchanges at market prices, although some shares may be redeemable at NAV for cash or securities. Index-based securities may be purchased in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with a Fund’s investment strategy. As with traditional investment companies, index-based securities charge asset-based fees, although these fees tend to be relatively low. Index-based securities generally do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell index-based securities.

Money Market Instruments

Except where otherwise noted, all of the Funds may, for temporary defensive or liquidity purposes, invest up to 100% of their assets in money market instruments.

Commercial Paper, Demand Notes, Variable Amount Demand Notes and Variable Amount Master Demand Notes

Consistent with its investment objective, policies, and restrictions, each Fund may invest in commercial paper (including commercial paper sold through private placements pursuant to Section 4(2) of the Securities Act of 1933) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less and rates of return which are fixed. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Demand notes and variable rate demand notes (“VRDNs”) are unsecured, direct lending arrangements between a Fund, as the lender, and a corporation, financial institution, government agency, municipality or other entity.

VRDNs have interest rates which float or which are adjusted at regular intervals ranging from daily to annually. Although the VRDNs are not generally traded, a Fund may demand payment of principal and accrued interest according to its arrangement with the borrower (usually upon no more than seven days’ notice). VRDNs are, therefore, treated as maturing on the later of the next interest adjustment or the date on which a Fund may next demand payment. Some VRDNs are backed by bank letters of credit.

Each of the Funds may only invest in VRDNs which satisfy its credit requirements for commercial paper.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Other money market instruments may include: obligations (certificates of deposit, time deposits, bank master notes, and bankers’ acceptances) of thrift institutions, and savings and loans, provided that such institutions have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; short-term corporate obligations rated within the three highest rating categories by an NRSRO (for example, at least A by S&P or A by Moody’s) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (for example, obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); receipts, including Treasury Receipts, Treasury Income Growth Receipts and Certificates of Accrual on Treasuries; repurchase agreements involving such obligations; money market funds, and foreign commercial paper.

Bank Obligations

Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers’ acceptances, certificates of deposit, time deposits and similar securities.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

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Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Certificates of Deposit and Time Deposits

Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a)of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements) or (b)the principal amount of which is insured by the Federal Deposit Insurance Corporation.

The Money Market Fund may only invest in bank obligations issued by domestic banks and U.S. branches of foreign banks subject to U.S. banking regulation. In addition, at the time of the investment, the issuing bank must have capital, surplus and undivided profits in excess of $100 million.

Mortgage Dollar Roll Transactions

A dollar roll transaction is a transaction through which a Fund sells certain of its securities to financial institutions such as banks and broker-dealers, and agrees to repurchase substantially similar securities at a mutually agreed upon date and price. At the time a Fund enters into a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid assets consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained at all times. Dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and, therefore, a form of leverage. A Fund may experience a negative impact on its net asset value NAV if interest rates rise during the term of a dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund’s liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.

Mortgage-related Securities

Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities and derivative securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a)those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”); (b)those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c)those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers include originators of investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. “Ginnie Maes” are Mortgage Pass-Through Certificates issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA’s guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA’s guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA. FNMA is a government-sponsored organization. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee

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timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the U.S. Treasury announced that FNMA and FHLMC were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. The conservatorship has no specified termination date. FNMA also has entered into a senior preferred stock purchase agreement with the U.S. Department of the Treasury pursuant to which Treasury has committed to provide funding to FNMA under specified circumstances. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. The FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security’s effective maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

Mortgage Pass-through Securities

Mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities (“ARMS”) are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

Derivative Mortgage Securities

Collateralized mortgage obligations are derivative mortgage securities and are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Both are considered derivative mortgage securities and are collectively referred to as “CMOs.” Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security.

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In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may provide only the principal or interest feature of the underlying security. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, stripped mortgage-backed securities, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass- through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters would be purchased by a Fund in an attempt to protect against a reduction in the income earned on the Fund’s investments due to a decline in interest rates.

Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

Stripped mortgage-backed securities (“SMBSs”) may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities. SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or “PO” class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or “IO” class). Therefore, the IO class generally increases in value as interest rates rise and decreases in value as interest rates fall, counter to the PO class and to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that a Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. A Fund’s inability to fully recoup its investment in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated AAA by an NRSRO. In view of these considerations, the Advisor intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of a Fund’s portfolio, while continuing to pursue current income.

Municipal Securities

Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities. The interest paid on municipal securities generally is tax-exempt. Municipal securities are issued to obtain funds for various public purposes, including the construction of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations or to obtain funds for general operating expenses. Municipal leases are issued by a state or local government to acquire equipment or facilities, the obligations of which are typically secured by the leased equipment or facilities.

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Non-Investment Grade Securities

The fixed income securities in which the Risk Managed Emerging Markets Fund invests may be rated BB+ or lower by Standard& Poor’s or Ba or lower by Moody’s (referred to as “junk bonds”). Securities rated below investment grade generally entail greater interest rate, liquidity and credit risks than investment grade securities.

Obligations of Supranational Entities

For a discussion of Obligations of Supranational Entities, please see the “Foreign Securities” discussion in this section.

Options

A call option gives the purchaser of the option the right to buy a security at a stated price from the writer (seller) of the option. A put option gives the purchaser of the option the right to sell a security at a stated price to the writer of the option. In a covered call option, during the option period the writer owns the security (or a comparable security sufficient to satisfy securities exchange requirements) which may be sold pursuant to the option. In a covered put option, the writer holds cash and/or short-term debt instruments sufficient in an amount equal to the exercise price of the option. In addition, a put or call option will be considered covered if and to the extent that some or all of the risk of the option has been offset by another option. A Fund may write combinations of covered puts and calls on the same underlying security.

In general, a Fund may write options in an attempt to increase returns or purchase options for hedging purposes.

The premium received from writing a put or call option, increases a Fund’s return on the underlying security in the event that the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. A put option locks in the price at which a Fund may sell a security it holds, thus hedging against market declines and a call option locks in the price at which a Fund may purchase a security, thus hedging against inflation. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option’s exercise price regardless of any decline in the underlying security’s market price. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security substantially appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Those Funds that are authorized to write or purchase put and call options must cover such options.

The successful use of options depends on the ability of the Advisor to forecast interest rate and market movements. For example, if a Fund were to write a call option based on the Advisor’s expectation that the price of the underlying security will fall, but the price rises instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Advisor’s expectations that the price of the underlying security will rise, but the price falls instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The use of options also involves the risk of imperfect correlation between movements in option prices and movements in the value of the underlying securities.

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The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect a closing transaction at any particular time or at an acceptable price.

A Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the OTC markets. A Fund’s ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Advisor, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as a purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premium may not reflect the current prices of the underlying interest in the United States.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Advisor believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Advisor may be considered such a group. These position limits may restrict the Trust’s ability to purchase or sell options on particular securities. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

Preferred Stock

Preferred stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of a liquidation. This right, however, is subordinate to that of any creditors, including holders of debt issued by the corporation. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate.

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Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The real property and mortgages serving as investment vehicles for REITs may be either residential or commercial in nature and may include healthcare facilities. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements

Repurchase agreements are agreements through which banks, broker-dealers and other financial institutions approved by the Trustees, sell securities (usually U.S. Government securities) to a Fund and agree to repurchase those securities at a specified price and time (usually not more than seven days from the original sale). The seller’s obligation to pay the repurchase price is secured by the securities to be repurchased. These securities are required to be held by the Fund, its custodian or a third-party custodian. In order to protect the Fund’s interest, collateral securities must have a value of at least 100% of the resale price at all times. (The seller must provide additional collateral in the event that this condition is not met). In general, the Advisor will require collateral securities to have a value of at least 102% of the resale price at the time the repurchase agreement is made. The collateral is marked to market on a daily basis, thus enabling the Advisor to determine when to request additional collateral from the seller.

If a seller defaults on its repurchase obligation, a Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of the sale (including accrued interest) are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection to a Fund if the seller becomes bankrupt or insolvent, the Fund may suffer losses in such event.

Restricted and Illiquid Securities

Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section4(2) of the Securities Act of 1933. Illiquid securities are any securities for which there is a limited trading market and may, therefore, be difficult to sell at market value. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

Section4(2) commercial paper is generally sold to institutional investors, such as mutual funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section4(2) commercial paper, thus providing liquidity. The Advisor believes that Section4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. Therefore, the Trust intends to treat these securities as liquid and not subject to the investment limitation applicable to illiquid securities.

Reverse Repurchase Agreements

Each Fund, except the U.S. Treasury Money Market Fund, may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund’s investment objective and fundamental investment restrictions. As a matter of non-fundamental policy, each Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid assets consistent with the Fund’s investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

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Securities Lending

In order to generate additional income, each of the Funds may lend its portfolio securities on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds. All Funds may each lend up to 33 ⅓% of their total assets. Such loans must be fully collateralized by cash, U.S. government obligations or other high-quality debt obligations and marked to market daily. Although the loan is fully collateralized, if the borrower defaults, a Fund could lose money.

While portfolio securities are on loan, the borrower will pay to the lending Fund any dividends or interest received on the securities. In addition, the Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the lending Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable a Fund to exercise voting rights on any matters materially affecting the investment. A Fund may also call such loans in order to sell the securities.

One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Small Cap/Special Equity Situation Securities

Certain Funds may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the S&P 600 SmallCap Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a “special equity situation” may involve a significant change from a company’s past experiences, the uncertainties in the appraisal of the future value of the company’s equity securities and the risk of a possible decline in the value of the Funds’ investments are significant.

Tax-Exempt Commercial Paper and Tax-Exempt Securities

Tax-exempt commercial paper typically represents very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. The obligations are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

Tax-exempt securities are debt obligations the interest on which is, in the opinion of bond counsel for the issuing governmental entity or agency, excluded from gross income for federal income tax purposes. Examples of tax-exempt securities include fixed and floating or variable rate municipal obligations, tax-exempt notes, certificates of participation, trust and partnership interests in municipal obligations, tax-exempt commercial paper, stand-by commitments and private activity bonds.

Tax-exempt securities are issued to obtain monies for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which tax-exempt securities may be issued include refunding outstanding obligations, obtaining monies for general operating expenses and to lend to other public institutions and facilities. The two principal classifications of tax-exempt securities are general obligation and limited obligation (or revenue) securities. General obligation securities are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer.

Limited obligation securities are payable only from the revenues derived from a particular facility or class or facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities. Payment of principal of and interest on these bonds is the responsibility of the private user (and any guarantor).

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Tax-exempt notes and tax-exempt commercial paper are generally used to provide for short-term capital needs, seasonal working capital needs of municipalities or to provide interim construction financing, and generally have maturities of one year or less. Tax-exempt notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”) and bond anticipation notes (“BANs”). TANs are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes. RANs are issued in expectation of receipt of other kinds of revenue, such as federal revenues or grants available under the federal revenue sharing programs. BANs are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes. Tax-exempt commercial paper is typically backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

Private activity bonds (sometimes called “industrial development bonds”) may be issued by or on behalf of public authorities to obtain funds to support certain privately owned or operated facilities. Because dividends attributable to interest on such bonds may not be tax exempt, it may not be desirable for an investor to purchase shares of a Fund which invests in private activity bonds, if such investor is a “substantial user” of facilities which are financed by private activity bonds or industrial development bonds or a “related person” of such a substantial user.

Tax-exempt securities may be purchased through the acquisition of certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on tax-exempt securities. In such arrangements, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related tax-exempt securities must be exempt from federal income tax and applicable state income taxes to the same extent as interest on such tax-exempt securities, in the opinion of counsel to the initial seller of each such certificate or instrument.

Tax-exempt securities may also be acquired by purchasing from banks participation interests in all or part of specific holdings of tax-exempt securities. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. A Fund will have the right to sell the interest back to the bank or other financial institutions and draw on the letter of credit on demand, generally on seven days’ notice, for all or any part of the Fund’s participation interest in the par value of the municipal obligation plus accrued interest. The Advisor will generally exercise the demand on a letter of credit only under the following circumstances: (1)upon default of any of the terms of the documents of the municipal obligation, (2)as needed to provide liquidity in order to meet redemptions, or (3)in order to maintain a high quality investment portfolio. The selling bank may receive a fee in connection with the arrangement. Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest. A Fund which purchases a participation interest must receive an opinion of counsel or a ruling of the Internal Revenue Service stating that interest earned by it on the tax-exempt securities in which it holds such participation interest is excluded from gross income for federal regular income tax purposes and applicable state income taxes.

Prices and yields on tax-exempt securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, and the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of tax-exempt securities. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt securities may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of tax-exempt securities in the same manner. Obligations of issuers of tax-exempt securities are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Code, affecting the rights and remedies of creditors.

The Code imposes certain continuing requirements on issuers of tax-exempt securities regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Time Deposits

For a discussion of Time Deposits, please see the “Money Market Instruments” discussion in this section.

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Treasury Receipts

For a discussion of Treasury Receipts, please see the “Money Market Instruments” discussion in this section.

Unit Investment Trusts

Unit Investment Trusts are a type of investment company, registered with the SEC under the 1940 Act, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal. Certain exchange traded funds are organized as unit investment trusts.

U.S. Government Securities

U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Government securities are limited to: direct obligations of the U.S. Treasury; such as bills, notes, and bonds of the U.S. Treasury, and notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, including certain mortgage securities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury.

Other such obligations are only supported by: the issuer’s right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the U.S. Government and some GSE securities are not. GSE securities backed by the full faith and credit of the U.S. Government include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

GSE securities, not backed by the full faith and credit of the U.S. Government but that receive support through federal subsidies, loans or other benefits include those issued by the Federal Home Loan Bank System, FHLMC, FNMA, and Tennessee Valley Authority in support of such obligations.

In September 2008, the U.S. Treasury announced that FNMA and FHLMC were placed in conservatorship by the FHFA, a newly created independent regulator. The conservatorship has no specified termination date. FNMA also has entered into a senior preferred stock purchase agreement with the U.S. Department of the Treasury pursuant to which Treasury has committed to provide funding to FNMA under specified circumstances. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. The FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. FNMA also has entered into a senior preferred stock purchase agreement with the U.S. Department of the Treasury pursuant to which Treasury has committed to provide funding to FNMA under specified circumstances.

Certain other GSE securities are not backed by the full faith and credit of the U.S. Government and have no explicit financial support, including the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

U.S. Treasury Obligations

For a discussion of U.S. Treasury Obligations, please see the “U.S. Government Securities” discussion above.

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U.S. Treasury Security Futures Contracts and Options

U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury securities futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option. U.S. Treasury security futures contracts and options on such contracts may be used to hedge against movements in the value of tax-exempt securities.

Successful use of U.S. Treasury security futures contracts depends on the ability to predict the direction of interest rate movements and the effects of other factors on the value of debt securities. For example, the sale of U.S. Treasury security futures contracts is used to hedge against the possibility of an increase in interest rates which would adversely affect the value of tax-exempt securities held in a Fund’s portfolio. If, unexpectedly, the prices of the tax-exempt securities increase following a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling U.S. Treasury securities futures and the value of U.S. Treasury securities subsequently increases while the value of its tax-exempt securities decreases, the Fund will incur losses on both its U.S. Treasury security futures contracts and its tax-exempt securities. The Advisor will seek to reduce this risk by monitoring movements in markets for U.S. Treasury security futures and options and for tax-exempt securities closely.

Warrants

Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements through which a Fund purchases securities with payment and delivery scheduled for a future time. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the purchasing Fund sufficient to make payment for the securities are segregated on the Fund’s records at the trade date. These assets are then marked to market daily and maintained until the transaction has been settled. A seller’s failure to complete a transaction may cause a Fund to miss a desired price or yield. In addition, because of delayed settlement, a Fund may pay more than market value on the settlement date. The Advisor may choose to dispose of a commitment prior to settlement.

With the exception of the Dividend Capture Fund and the Defensive Growth Fund, which may invest up to 25% of their total assets in securities purchased on a when-issued or delayed delivery basis, and the Risk Managed Emerging Markets Fund, which has no such restrictions on total assets, none of the Funds intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of a Fund’s assets.

Zero-coupon Securities

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the NAV of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the “corpus”) of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including TIGRS and CATS. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

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In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities. When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately.

Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

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INVESTMENT RISKS

There are many factors which may affect an investment in the Funds. The Funds’ principal risks are described in the Prospectus. Additional risk factors are outlined below.

Active Trading Risk

Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

American Depository Receipts (“ADRs”) and Domestically Traded Foreign Securities Risk

Because the Funds (except the Money Market Funds) may invest in ADRs and other domestically traded securities of foreign companies, the Funds’ share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Foreign companies may not provide information as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent a Fund and its Advisor from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

Advisor’s Potential Conflict Risk

In managing the Strategic Allocation Fund, the Advisor has sole discretion in selecting and substituting the Underlying Funds in which the Fund will invest at any given time. Because the Advisor is primarily responsible for managing the Strategic Allocation Fund and certain of the Underlying Funds, the Advisor is subject to conflicts of interest with respect to how it allocates the Strategic Allocation Fund’s assets among the various Underlying Funds. The conflict primarily arises because the expenses paid by the Advisor in connection with its management of certain of the Underlying Funds could be higher than expenses paid for other Underlying Funds, likewise, fees payable to the Advisor and/or its affiliates (primarily management fees) by some Underlying Funds are higher than the fees payable by other Underlying Funds. See “Fees Paid to Advisor and Affiliates.”

Allocation Risk

Because the Strategic Allocation Fund has set limitations on the amount of assets that may be allocated to Underlying Equity Funds, Underlying Income Funds and Underlying Money Market Funds, respectively, the Strategic Allocation Fund has less flexibility in its investment strategies than funds that are not subject to such limitations. In addition, the asset allocations made by the Strategic Allocation Fund may not effectively decrease risk or increase returns for investors.

Asset-Backed Securities Risk

Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Call Risk

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Class/Sector/Region Focus Risk

When a Fund invests more than 25% of its net assets in securities of issuers within a particular geographic region or business sector or asset class, such as real estate-related or commodities-related securities, it is subject to increased risk. Performance will generally depend on the region’s performance, which may differ in direction and degree from that of the overall stock market. In addition, financial, economic, business and political developments affecting the region or sector may have a greater effect on the Fund than it would on a fund that did not focus on the sector, asset class or region.

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Commodities-Related Investment Risk

Neither the Advisor nor the Funds anticipate being subject to registration or regulation by the CFTC as a commodity pool, CPO or a commodity trading adviser (“CTA”) under the CEA as a result of a Fund’s commodities-related investments. However, should the Advisor or the Funds be deemed to fall under these categories, then the Advisor would be subject to registration and regulation in its capacity as the Funds’ CPO or CTA, and the Funds would be subject to regulation as a commodity pool under the CEA. A Fund may incur additional expense as a result of the registration and regulation obligations and certain investments may be limited or restricted.

Correlation Risk

A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark.

Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds’ ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with each Fund’s daily investment objective.

Counterparty Risk

The value of the Fund’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Enhancement Risk

The securities in which the Funds invest may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.

A single bank, bond insurer or other enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest its assets in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.

Credit Risk

Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Funds will lose money.

Many fixed income securities receive credit ratings from NRSROs which assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. Ifa security has not received a rating, the Funds must rely entirely upon the Advisor’s creditassessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

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Derivative Contracts and Hybrid Instruments Risk

A Fund’s investments in derivatives can significantly increase the Fund’s exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Fund also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Fund uses a derivative security or other instrument for purposes other than as a hedge, or, if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative or other instrument and the risk that any loss generated by that derivative or other instrument will not be offset by a gain.

Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in the prospectus or this SAI, such as market, interest rate, credit, currency, liquidity and leverage risks.

Emerging Markets Risk

In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline, reducing the value of a Fund. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies in which the Fund is invested in declines or if overall market and economic conditions deteriorate.

Even Funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

The Funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Funds to unpredictable declines in the value oftheir investments, as well as periods of poorperformance.

Exchange-Traded Commodity Funds (“ETCFs”) Risk

Commodities are tangible assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETCFs are highly dependent on the prices of the commodities in which they invest; however, most ETCFs utilize futures trading to implement their strategies, which may produce returns that differ from those that would result from owning the underlying commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectations with respect to the rate of inflation, currency exchange rates, the production and cost levels of producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. ETCFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default). There may be times when the market price and NAV of an ETCF may vary significantly, and because the Fund buys and sells ETCFs at market price, it may pay more than NAV when buying an ETCF, and receive less than NAV when selling an ETCF. Additionally, an active trading market for an ETCF’s shares may not develop or be maintained. The trading of an ETCF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or by the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally. Finally, the Fund incurs certain transaction costs in purchasing and selling ETCFs in the secondary market.

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Exchange-Traded Funds/Index-Based Securities Risk

An investment in an ETF or index-based security generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies, and policies. The price of an ETF or index-based security can fluctuate up or down, and the Fund could lose money investing in an ETF or index-based security if the prices of the securities owned by the ETF or index-based security go down. In addition, ETFs and index-based securities may be subject to the following risks that do not apply to conventional mutual funds: (i)the market price of an ETF’s or index-based security's shares may trade above or below their net asset value; (ii)an active trading market for an ETF’s or index-based security's shares may not develop or be maintained; or (iii)trading of an ETF’s or index-based security's shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or by the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock tradinggenerally. See also “Ultrashort ETFs Risk” for further discussion on ETF Risk.

Extension Risk

Extension risk is the possibility that rising interest rates may cause prepayments on underlying obligations to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Fee Layering Risk

Because the Asset Allocation Funds may invest in underlying mutual funds or ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Foreign Custodial Services and Related Investment Costs Risk

Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

Foreign Investment/Currency Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Exchange rates for currencies fluctuate daily. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Government Intervention and Extreme Volatility Risk

In the past, instability in the financial markets led the United States Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations could take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Reduced liquidity may also result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of

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these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. If they arise, these issues may have an adverse effect on the Funds.

In the wake of the financial crises that began in 2008, the Federal Reserve System attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (the “quantitative easing program”). As a result, the United States is experiencing historically low interest rate levels. A low interest rate environment may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets because of the low yields from the Fund’s portfolio investments.

However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the Funds will face a heightened level of interest rate risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and a Fund’s share price to decline or create difficulties for the Fund in disposing of investments. A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. To the extent a Fund experiences high redemptions because of these policy changes, a Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and lower a Fund’s performance.

Hedging Risk

When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a Fund’s risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a Fund’s hedging transactions will be effective.

Interest Rate Risk

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates. See also Government Intervention and Extreme Volatility Risk.

Investment Style Risk

The risk that the particular type of investment on which a Fund focuses (such as small cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk

Some transactions, such as derivatives, reverse repurchase agreements and dollar rolls, may give rise to a form of leverage, which may expose the Fund to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Fund and therefore in the Fund’s net asset value will be magnified when the Fund uses leverage because leverage tends to increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

To mitigate leverage risk, the Advisor will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate Fund positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Fund will also have to pay interest on its borrowing, reducing the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment.

Liquidity Risk

Liquidity risk refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and a Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

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Management Risk

The risk that a strategy used by a Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Manager Risk

The Advisor’s selection of securities for a Fund may cause a Fund to underperform similar funds or relevant benchmarks.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Fund that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies. Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Market Risk

Market risk is the risk that the value of a security will move up or down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks. The risks of investing in bonds, however, can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Mid/Small Cap Stock Risk

To the extent that the Fund invests in small cap and mid cap stocks, it takes on additional risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Mortgage-backed and Asset-backed Securities Risk

Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

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Collateralized Mortgage Obligations: A Fund may invest in mortgage-backed securities called collateralized mortgage obligations (“CMOs”). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed Securities: Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to those of mortgage-backed securities.

Non-Investment Grade Securities Risk

The securities in which the Fund may invest may be rated below investment grade. Such securities are known as junk bonds. Junk bonds generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Prepayment Risk

Many types of fixed-income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread may cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Securities Linked to the Real Estate Market and REIT Risk

Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;
•	risks related to general and local economic conditions;
•	possible lack of availability of mortgage funds;
•	overbuilding;
•	extended vacancies of properties;
•	increased competition;
•	increases in property taxes and operating expenses;
•	change in zoning laws;
•	losses due to costs resulting from the clean-up of environmental problems;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;
•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants; and
•	changes in interest rates.

Therefore, for a Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of a Fund’s shares may change at different rates compared to the value of shares of a Fund with investments in a mix of different industries.

Securities of companies in the real estate industry include REITs including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under

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the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size Company Risk” for a discussion of the risks associated with investments in these companies.

Security-Specific Risk

Security-specific risk is the risk that the value of a particular security may or may not move in the same direction as the market as a whole. All Funds are subject to this type of risk.

Small and Medium Size Company Risk

Companies that are small or unseasoned (that is, less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources and a small management group. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a Fund’s investments to decrease if it needs to sell such securities when there are few interested buyers. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Fund, the Advisor may not be aware of problems associated with the company issuing the security. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Ultrashort ETFs Risk

Ultrashort ETFs use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An Ultrashort ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly when used to create leverage, may expose the Ultrashort ETF and the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes the Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying an Ultrashort ETF benchmark, including: (1)the risk that an instrument is mispriced; (2)credit or performance risk on the amount the Ultrashort ETF expects to receive from a counterparty; (3)the risk that securities prices, interest rates and currency markets will move adversely and the Ultrashort ETF will incur significant losses; (4)the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5)the risk that the cost of holding a financial instrument might exceed its total return; and (6)the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an Ultrashort ETF’s position in a particular financial instrument when desired.

Unrated Securities Risk

To the extent that the Fund invests in unrated securities, these securities may prove less liquid than rated securities as less information is available regarding the securities and a market may not exist for the securities at a given point in time.

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INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental and may not be changed without a vote of a majority of the outstanding Shares of a Fund. The investment restrictions pertain to each Fund unless otherwise noted. In effectuating the Strategic Allocation Fund’s investment goals and strategies, the Fund will look through to the investments of the Underlying Funds. The Funds will consider the concentration of underlying investment companies when determining compliance with its own policy.” Except as discussed below, the Funds will consider the concentration of underlying investment companies when determining compliance with its own policy.”

Each Fund:

(1)	May not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(2)	May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(3)	May lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(4)	May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(5)	May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(6)	May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(7)	May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

The fundamental limitations of the Funds have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, certain Funds also have adopted non-fundamental limitations, set forth below, which in some instances may be more restrictive than their fundamental limitations. Any changes in a Fund’s non-fundamental limitations will be communicated to the Fund’s shareholders prior to effectiveness.

Note, with respect to the Risk Managed Emerging Markets Fund, the Fund will not invest more than 25% of its total assets in the securities of exchange-traded funds which concentrate (that is, invest more than 25% of their assets) in the same industry, provided that (i)through its investment in index-based securities, the Fund indirectly may invest more than 25% of its assets in one industry, and (ii)the Fund will concentrate more than 25% of its assets in investment companies. The Real Strategies Fund may also indirectly invest more than 25% of its assets in one industry indirectly through investments in index-based securities which do not concentrate in the industry.

1940 Act Restrictions. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its totals assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund. “Concentration” is generally interpreted under the 1940 Act to refer to an investment of more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

Additionally, the 1940 Act limits a Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except a Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

Regulatory Compliance. The Funds may follow non-fundamental operational policies that are more restrictive than their fundamental investment limitations, as set forth in the Prospectuses and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. The Funds may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

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The following are non-fundamental policies of the indicated Fund:

Certain Funds have adopted non-fundamental policies that require them to invest, under normal market conditions, at least 80% of their net assets in equity securities and assets with similar economic characteristics to equity securities. For purposes of such non-fundamental investment policy, the term “assets” includes the amount of a Fund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by such Fund’s name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures). The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a Fund’s 80% investment policy.

The following investment limitations are non-fundamental policies of the Funds:

(1)	The Funds will not invest more than 15% of net assets in illiquid securities.
(2)	In applying the concentration restriction: (a)the Advisor uses GICS (Global Industry Classification Standard) Level 4 as its definition of industry; and (b) asset-backed securities will be classified according to the underlying assets securing such securities. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

The following investment limitations of the Dividend Capture Fund, Risk Managed Emerging Markets Fund and Defensive Growth Fund are non-fundamental policies. The Funds will not:

(1)	Invest in companies for the purpose of exercising control.
(2)	Pledge, mortgage or hypothecate assets, except to secure temporary borrowings permitted by the Fund’s fundamental limitation, in aggregate amounts not to exceed 15% of total assets taken at current value at the time of the incidence of such loan, except as permitted with respect to securities lending.
(3)	Purchase or sell real estate, real estate limited partnership interest, commodities or commodities contracts (except that the Funds may invest in futures contracts and options on futures contracts, as disclosed in the Prospectuses) and interest in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, the Funds may invest in companies which invest in real estate, commodities or commodities contracts.
(4)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Funds may obtain short-term credits as necessary for the clearance of security transactions.
(5)	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

The following investment limitation of the Dividend Capture Fund, Risk Managed Emerging Markets Fund, Real Strategies Fund and Defensive Growth Fund is a non-fundamental policy. The Funds will not:

(1)	Invest in other funds in reliance on Section12(d)(1)(F) or (G) of the 1940 Act.

PORTFOLIO TURNOVER

The portfolio turnover rate of a Fund is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the Money Market Funds will have no portfolio turnover. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and reinvestment in other securities.

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For the fiscal years ended December 31, 2016 and 2015, the portfolio turnover rates for each of the following Funds were as follows:

Fund	2016	2015
Dividend Capture Fund	159%[1]	92%
Risk Managed Emerging Markets Fund	361%[2]	86%
Real Strategies Fund	246%[1]	13%
Defensive Growth Fund	178%[1]	35%
Strategic Allocation Fund	27%	44%

1 The increase in the portfolio turnover for the Funds during the 2016 fiscal year was due to the rebalancing of the portfolios after a change in Advisor’s investment models.

2 The increase in the portfolio turnover for the Fund during the 2016 fiscal year was due to a modification to the investment strategy of the Fund and volatile market conditions in emerging equity markets.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

Trustees and Officers

The following tables provide information about Board of Trustees and the senior officers of the Trust. Each of the Trustees is deemed to be an Independent Trustee of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years and total compensation received as a Trustee for the most recent fiscal year. Unless otherwise noted, the business address of each person listed below is c/o Mutual Fund and Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same capacity for the Strategy Shares, another open-end investment company whose series are managed by the Advisor. Collectively, the Funds, Strategy Shares, Mutual Fund Series Trust comprise the “Fund Complex”.

As of March 31, 2017, the Trustees and Officers as a group owned less than 1% of the shares of each Fund.

Independent Trustees Background

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) DuringPast5Years	Numberof Portfoliosin FundComplex Overseenby Trustee	OtherDirectorships HeldbyTrustee
Tobias Caldwell 49	Chairman of the Board and Trustee	Since January 2016	Managing member, Bear Properties, LLC (2006 - present) (real estate firm); Managing member, PTL Real Estate, LLC (2000 – present) (real estate/investment firm); Managing member, Genovese Family Enterprises, LLC (1999 – present) (real estate firm).	51	Chairman of the Board, Strategy Shares, comprised of 3 funds (January 2016-present); Lead independent trustee and Chair of Audit Committee,Mutual Fund Series Trust, comprised of 39 funds (2006-present); Trustee of M3Sixty Funds Trust, comprised of 2 funds (2016-present).
Stephen P. Lachenauer 49	Trustee	Since January 2016	Attorney, private practice.	23	Board Member, Strategy Shares, comprised of 3 funds (January 2016 – present); Chairman, TCG Financial Series Trusts I-X, each Trust is comprised of 1 fund (2015-present).
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Donald McIntosh 47	Trustee	Since January 2016	Credit risk review analyst, Santander Holdings USA (May 2015 – present); Governance analyst, Santander Bank (2011 – April 2015).	23	Board Member, Strategy Shares, comprised of 3 funds (January 2016– present); Trustee, TCG Financial Series Trusts I-X, each Trust is comprised of 1 fund (2015-present).

* The term of office of each Trustee is indefinite.

Officers*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	President and Chief Executive Officer	Since April 2016

President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 – Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to 7/2016.

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since April 2016	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2012; Assistant Vice President, Gemini Fund Services, 2007 - 2012.
Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since April 2016	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since April 2016	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since April 2016	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010.

* Officers do not receive any compensation from the Trust.

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COMMITTEE OF THE BOARD OF TRUSTEES

Audit Committee. The Board has an Audit Committee. The Audit Committee is comprised of each of the Trustees. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met 3 times during the fiscal year ended December 31, 2016

Valuation Committee. The Valuation Committee is comprised of (1) either the Trust’s Treasurer or Assistant Treasures and (2) either the Trust’s Chief Compliance Officer or a Trustee that is independent of the advisor/sub-advisor and the fund involved in the subject valuation. The Valuation Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Valuation Committee meets as is required. During the fiscal year ended December 31, 2016, the Valuation held 14 meetings.

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans.

The following table describes the compensation paid to the Trustees of the Trust during the most recent fiscal year ended December 31, 2016. The Trust has no retirement or pension plans.

Compensation Table
Name of Person, Position(s)	Mr. Caldwell	Mr. Lachenauer	Mr. McIntosh
Aggregate Compensation from the Dividend Capture Fund	$2,383	$2,383	$1,783
Aggregate Compensation from the Risk Managed Emerging Markets Fund	$2,383	$2,383	$1,783
Aggregate Compensation from the Real Strategies Fund	$4,383	$7,383	$2,783
Aggregate Compensation from the Defensive Growth Fund	$2,383	$2,383	$1,783
Aggregate Compensation from the Strategic Allocation Fund	$2,383	$2,383	$1,783
Total Compensation from Fund Complex*	$161,600	$36,850	$27,300

* The Fund Complex consists of the Trust, Strategy Shares, Mutual Fund Series Trust and the TCG Financial Trusts I-X, each a registered open-end investment company

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TRUSTEES OWNERSHIP OF SHARES IN A FUND AND IN THE FUND COMPLEX AS OF DECEMBER 31, 2016

Name of Trustee	DollarRangeofSharesOwned in the Funds	DollarRangeofShares Owned in the Fund Complex*

Tobias Caldwell	None	Over $100,000

Stephen Lachenauer	None	None

Donald McIntosh	None	None

___________________________

* The Fund Complex consists of the Trust, Strategy Shares, Mutual Fund Series Trust and the TCG Financial Trusts I-X, each a registered open-end investment company.

None of the Trustees (including their immediate family members) owned beneficially or of record securities of the Advisor, Sub-Advisor or the Distributor or any entity directly or indirectly controlling, controlled by, or under common control with the Advisor, Sub-Advisor or Distributor.

Qualifications and Experience of the Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s prior experience serving on the boards of public companies, and other complex enterprises and organizations; and (3) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust.

In addition to the information set forth above, the following sets forth additional information about the qualifications and experience of each of the Trustees that lead to the conclusion that each Trustee should serve as Trustee of the Trust.

Tobias Caldwell

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell has served on the boards of mutual funds for over ten years, including as lead independent trustee of a board of trustees and chair of an audit committee for several years. His experience in the real estate and investment industries would provide the Board with an additional perspective and understanding of investment strategies used by advisors to the funds.

Stephen Lachenauer

Mr. Lachenauer has been an attorney in private practice for over six years, providing advice and counsel to small businesses and individuals on business and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank would provide the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves on the boards of other series registered investment companies.

Donald McIntosh

Mr. McIntosh is a credit risk review analyst for a large international financial services company, and he has many years of credit analysis and loan servicing experience. Mr. McIntosh’s experience in evaluating companies’ financial condition would provide the Board with knowledge about investment strategies used by the advisors of the funds. Mr. McIntosh also serves on the boards of other series registered investment companies.

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Board Structure

The Board is responsible for overseeing the management and operations of the Trust. The Board consists of three Independent Trustees. The Chairperson of the Trust, Tobias Caldwell, is an Independent Trustee.

The Board has one standing Committee, the Audit Committee. The Audit Committee is comprised of each of the Trustees. Through the Audit Committee, the Independent Trustees consider and address important matters involving the Trust, including those presenting conflicts or potential conflicts of interest for Trust management. The Board holds four regular meetings each year to consider and address matters involving the Funds. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Chairperson, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Funds are subject to a number of risks, such as investment risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Funds, the Advisor, and other service providers to the Trust have implemented various processes, procedures, and controls to identify risks to the Funds, to lessen the probability of their occurrence, and to mitigate any adverse effect should they occur. Different processes, procedures, and controls are employed with respect to different types of risks.

The Board exercises oversight of the risk management process through the Audit Committee and through oversight by the Board itself. The Board holds four regular meetings each year to consider and address matters involving the Funds. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in person or by telephone.

In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board requires management of the Advisor and the Trust, including the Trust’s Chief Compliance Officer (“CCO”), to report to the Board and the Audit Committee of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Trust’s CCO, including outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board monitors the Funds’ investment policies and procedures as well as valuation of the Funds’ securities. The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Funds’ securities. The Board also receives reports from the Trust’s primary service providers regarding their operations as they relate to the Funds.

Investment Advisor

Rational Advisors, Inc., has been retained by the Trust under a Management Agreement to act as the investment advisor to the Funds, subject to the authority of the Board of Trustees. The Advisor (formerly a wholly owned subsidiary of Huntington National Bank and known as Huntington Asset Advisors, Inc.) was organized under the laws of Ohio in 2001. The Advisor oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment programs. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743.

The Management Agreement provides that the Advisor will provide each Fund with investment advice and supervision and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

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Under the terms of the Management Agreements, the Advisor manages the investment of the assets of each Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Advisor to make investment decisions for the Fund and to provide continuous supervision of the investment portfolio of the Fund.

For its services under the Management Agreement, the Advisor is paid a monthly management fee at the annual rates noted in the table below, based upon the average daily net assets of each Fund. The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Fund	Percentage of Average Daily Net Assets
	Rate for the First $500 Million	Rate for the Next $500 Million	Rate for Excess Over $1 Billion
Rational Dividend Capture Fund	0.75%	0.70%	0.65%
Rational Risk Managed Emerging Markets Fund	1.00%	0.95%	0.90%
Rational Real Strategies Fund	0.75%	0.70%	0.65%
Rational Defensive Growth Fund	0.75%	0.70%	0.65%

Fund	Percentage of Average Daily Net Assets
Rational Strategic Allocation Fund	0.10%

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of a Fund will be charged to the Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. Each Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of the Portfolio, including the expenses of communications with its shareholders, are paid by the Fund.

The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of each Fund to the extent necessary in order to limit each Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than the levels set forth in the table below (based on the average daily net assets of each Fund) through April 30, 2018. These Agreements shall terminate automatically upon the termination of the Management Agreement. The Adviser may elect in its discretion to terminate the Agreement for any period following the term period of the Agreement, but no such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees or reimbursed expenses with respect to periods prior to such termination.

Fund	Expense Limitation
Rational Dividend Capture Fund	1.25%, 1.75% and 1.00% of the average daily net assets of Class A Shares, Class C Shares and Institutional Shares, respectively of the Fund
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Rational Risk Managed Emerging Markets Fund	1.50%, 2.25%and 1.25% of the average daily net assets of Class A Shares, Class C Shares and Institutional Shares, respectively, of the Fund
Rational Real Strategies Fund	1.25%, 2.00% and 1.00% of the average daily net assets of Class A Shares, Class C Shares and Institutional Shares, respectively, of the Fund
Rational Defensive Growth Fund	1.25%, 1.75% and 1.00% of the average daily net assets of Class A Shares, Class C Shares and Institutional Shares, respectively, of the Fund
Rational Strategic Allocation Fund	0.70%, 1.45% and 0.45% of the average daily net assets of Class A Shares, Class C Shares and Institutional Shares, respectively, of the Fund

The Management Agreement with the Funds continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the Funds. The Management Agreement may be terminated at any time upon 60 days’ written notice by a Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the approval of the Management Agreement is available in the Funds’ Annual Report to Shareholders dated December 31, 2015.

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions for Shareholders of the Funds.

The Sub-Advisor

Rational Dividend Capture Fund

PVG Asset Management Corp (“PVG” or the “Sub-Advisor”), an investment advisory firm founded in 1988, has been retained to act at the “Sub-Advisor” to the Dividend Capture Fund under a Sub-Advisory Agreement with the Advisor. PVG is located at 24918 Genesee Trail Road, Golden, CO 80401 and 6898 S. University Blvd, Suite 100, Centennial, CO 80122. PVG is registered as an investment advisor under the Investment Advisers Act of 1940, and is an independent asset management firm. PVG provides investment management services to institutions, tax exempt funds, and individuals seeking investment growth and asset protection. Under the supervision of the Advisor, PVG is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, PVG is responsible for maintaining certain transaction and compliance related records of the Fund.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay PVG fifty percent of the net advisory fees paid to the Advisor by the Fund in new Fund assets received by the Fund on and after the effective date of the Sub-Advisory Agreement. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement will be available in the Dividend Capture Fund’s Semi-Annual Report to Shareholders dated June 30, 2017.

Rational Risk Managed Emerging Markets Fund

The Cambridge Strategy (Asset Management) Limited (“Cambridge” or the “Sub-Advisor), an investment advisory firm founded in 2003, has been retained to act as the “Sub-Advisor” to the Risk Managed Emerging Markets Fund under a Sub-Advisory Agreement with the Advisor. Cambridge is located at 7th Floor, Berger House, 36-38 Berkeley Square, London, W1J 5AE, United Kingdom, and 654 Madison Avenue, 16th Floor, New York, New York 10065. Cambridge is registered as an investment advisor under the Investment Advisers Act of 1940, and is an independent asset management firm. Mr. Edward D. Baker, Executive Chairman of Cambridge, David R. Thompson, Chief Investment Officer

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of Cambridge, Mr. Peter J. Henricks, Chief Executive Officer of Cambridge, and Mr. Lee Heung are control persons of Cambridge, due to each person’s ownership of more than 25% of Cambridge.

As compensation for the sub-advisory services it provides to the Risk Managed Emerging Markets Fund, the Advisor will pay Cambridge 50% of the net advisory fees earned by the Advisor from the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement is available in the Risk Managed Emerging Markets Fund’s Annual Report to Shareholders dated December 31, 2015.

Portfolio Manager Information

Patrick Adams and Rick Garcia are Portfolio Managers of the Dividend Capture Fund and are primarily responsible for the day-to-day management of the Dividend Capture Fund’s portfolio. Mr. Adams is the Lead Portfolio Manager of the Fund. Dividend Capture Fund.

David Miller and Michael Schoonover are Portfolio Managers of the Funds and are jointly and primarily responsible for the day-to-day management of the portfolios of the Real Strategies Fund, Defensive Growth Fund and Strategic Allocation Fund.

Mike Newton, Edward Baker and Mathias Wikberg are the Portfolio Managers for the Risk Managed Emerging Markets Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Unless otherwise noted, the following information about the Funds’ portfolio managers is provided as of December 31, 2016 and no “Other Account” described below has an advisory fee that is based on the performance of that account.

Dividend Capture Fund

Other Accounts Managed By Patrick Adams _	Total Number of Other Accounts Managed/ Total Assets _
Registered Investment Companies	0/$0
Other Pooled Investment Vehicles	0/$0
Other Accounts	1434/$296 million

Other Accounts Managed By Rick Garcia _	Total Number of Other Accounts Managed/ Total Assets _
Registered Investment Companies	0/$0
Other Pooled Investment Vehicles	0/$0
Other Accounts	1434/$296 million

Risk Managed Emerging Markets Fund

Other Accounts Managed By Mike Newton _	Total Number of Other Accounts Managed/ Total Assets _
Registered Investment Companies	0/$0
Other Pooled Investment Vehicles	0/$0
Other Accounts	2/$64 million

Other Accounts Managed By Edward Baker _	Total Number of Other Accounts Managed/ Total Assets _
Registered Investment Companies	0/$0
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

Other Accounts Managed By Mathias Wikberg _	Total Number of Other Accounts Managed/ Total Assets _
Registered Investment Companies	0/$0
Other Pooled Investment Vehicles	0/$0
Other Accounts	2/$64 million

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Real Strategies Fund

Other Accounts Managed By David Miller _	Total Number of Other Accounts Managed/ Total Assets _
Registered Investment Companies	14/$333 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

Other Accounts Managed By Michael Schoonover _	Total Number of Other Accounts Managed/ Total Assets _
Registered Investment Companies	10/$293 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

Defensive Growth Fund

Other Accounts Managed By David Miller _	Total Number of Other Accounts Managed/ Total Assets _
Registered Investment Companies	14/$319 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

Other Accounts Managed By Michael Schoonover _	Total Number of Other Accounts Managed/ Total Assets _
Registered Investment Companies	10/$279 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

Strategic Allocation Fund

Other Accounts Managed By David Miller _	Total Number of Other Accounts Managed/ Total Assets _
Registered Investment Companies	14/$324 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

Other Accounts Managed By Michael Schoonover _	Total Number of Other Accounts Managed/ Total Assets _
Registered Investment Companies	10/$284 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

Ownership of Fund Shares

As of December 31, 2016, no portfolio manager that retains investment decision making authority over a Fund’s management beneficially owned shares of that Fund.

Compensation

Mr. Adam’s compensation from the Sub-Advisor is a fixed-based salary and a bonus based on the profits of the Sub-Advisor. Mr. Garcia’s compensation from the Sub-Advisor is a fixed-based salary and a discretionary bonus.

Mr. Miller's compensationfrom the Advisor isbased ona percentage of the overall profits of the Advisor. He is also entitled to a portion of the proceeds if the Advisor sells all or a portion of the Advisor's business. Mr. Schoonover’s compensation from the Advisor is a fixed base salary and a discretionary bonus based on performance and the profitability of the Funds that he serves as a portfolio

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manager. They also participate in a pension plan.

Messrs Newton, Baker and Wikberg each receive a fixed base salary and a discretionary profit based on the profitability of the Sub-Advisor,

Advisor Conflicts of Interest

As a general matter, certain actual or apparent conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although the Advisor and Sub-Advisor do not track the time a portfolio manager spends on a single portfolio, the Advisor and Sub-Advisor do periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.

The Funds may invest in affiliated funds advised by the Advisor and its affiliates. The Advisor is subject to conflicts of interest in allocating a Fund’s assets among the affiliated funds. The Advisor or an affiliate of the Advisor will receive additional revenue when the Advisor selects an affiliated fund rather than an unaffiliated fund for inclusion in a Fund. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).

The Advisor and Sub-Advisor have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Advisor and Sub-Advisor monitor a variety of areas, including compliance with account investment guidelines and compliance with their respective Code of Ethics. Finally, the Advisor and Sub-Advisor have structured the portfolio managers’ compensation in a manner, and the Funds have adopted policies and procedures, reasonably designed to safeguard the Funds from being negatively affected as a result of any such potential conflicts.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Funds’ Advisor with respect to each fund except the Rational Dividend Capture Fund and Rational Risk Managed Emerging Markets Fund and the respective Sub-Advisor with respect to the Rational Dividend Capture Fund and Rational Risk Managed Emerging Markets Fund. The Advisor may further delegate such proxy voting to a sub-advisor or a third party proxy voting service provider. The Advisor will vote such proxies in accordance with their proxy policies and procedures. In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between its interests and the interests of a Fund’s shareholders. In such a case, the Trust’s policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. The Advisor and Sub-Advisor have developed a detailed proxy voting policy that has been approved by the Board of Trustees. A copy of the proxy voting policies of each of the Advisor and Sub-Advisor are attached hereto as Appendix B.

Information on how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-253-0412 or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Funds' proxy voting policies and procedures is also available by calling 1-800-253-0412 and will be sent within three business days of receipt of a request.

PORTFOLIO HOLDINGS INFORMATION

The disclosure policy of the Funds and the Advisor generally prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to all other investors. Employees of the Advisor or their affiliates who have access to nonpublic information concerning the Funds’ portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for certain personal securities trades other than mutual fund shares.

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Firms that provide administrative, custody, financial, accounting, legal or other services to the Funds may receive nonpublic information about the Funds’ portfolio holdings for purposes relating to their services. All of these service providers are identified elsewhere in the Prospectus or in the Appendix to this SAI.

No consideration may be received by the Fund, the Advisor, any affiliate of the Advisor or any of their employees in connection with the disclosure of portfolio holdings information.

The Board exercises oversight of the disclosure of Fund portfolio holdings by: (1) overseeing the implementation and enforcement of the policy, the Trust’s Code of Ethics and other relevant policies and procedures of the Trust and its service providers by the CCO; (2) considering reports and recommendations by the CCO concerning materials compliance matters (as defined in Rule 38a-1 under the 1940 Act); and (3) considering proposed amendments to this policy. The Board also receives and reviews periodically and at least annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the Advisor’s Chief Compliance Officer and the authorization of the Funds’ Chief Executive Officer or Chief Financial Officer. Approval to furnish nonpublic portfolio holdings information to a third party will be given only if there is a legitimate business purpose and such disclosure is subject to a confidentiality agreement to safeguard the confidentiality of the information so that the information will be used only for the purposes for which it was furnished and otherwise protect against misuse of such information. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.

The Funds may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. These organizations are Lipper, Morningstar and Standard & Poor’s, Inc., who receive a full portfolio holdings listing each month.

The Advisor may also disclose nonpublic portfolio holdings information of the Funds no less often than monthly to Abel/Noser Corp., Bloomberg, Bondedge, eVestment, FactSet, InvestEdge, Investment Scorecard, Inc., McGraw-Hill, Thomson-Vestek, Valueline, Vickers and Wilshire Associates, Inc., so that they can provide the Advisor with portfolio and trading analysis and comparative information based on proprietary modeling software to assist the Advisor in its investment management process. In addition, traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.

Portfolio Transactions

The Advisor may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to the Advisor and its affiliates in advising the Trust and other clients, provided that they shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Trust and for other clients advised by the Advisor. Investment decisions for the Trust and other clients of the Advisor are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold by the Advisor for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Advisor on the same day. To the extent that multiple clients are purchasing or sell a specific security at the same time, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results for the Trust.

Brokerage Allocation and Other Practices

Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Advisor places all orders for the purchase and sale of portfolio securities for a Fund and buys and sells securities for a Fund through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for a Fund the best price and execution available. In seeking the best price and execution, the Advisor having in mind a Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

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It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for their clients. Consistent with this practice, the Advisor may receive research, statistical, and quotation services from many broker-dealers with which it places a Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor and their respective affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing a Fund. The fee paid by a Fund to the Advisor is not reduced because the Advisor and their respective affiliates receive such services.

As permitted by Section28(e) of the Securities Exchange Act of 1934, as amended, and by the Investment Advisory Agreements, the Advisor may cause a Fund to pay a broker-dealer that provides the brokerage and research services described above an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer may charge for effecting that transaction. The Advisor’s authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

The following brokerage commissions were paid by the Funds for the fiscal years indicated:

	For the fiscal years ended December 31,
	2014	2015	2016
Dividend Capture Fund	$717,083	$44,957	$74,604
Risk Managed Emerging Markets Fund	$134,467	$80,539	$65,262
Real Strategies Fund	$448,506	$753,285	$41,100
Defensive Growth Fund	$262,500	$291,007	$34,508
Strategic Allocation Fund	$3,669	$6,428	$0

On December 31, 2016, the Rational Dividend Capture Fund owned securities of the following regular broker/dealers (amounts in thousands) as of the end of the Fund’s’ fiscal year:

Security	Security Type	Holding
Wells Fargo & Co	Preferred Stock	$3,118,740
JP Morgan Chase & Co	Common Stock	$1,553,220

CODE OF ETHICS

Each of the Trust, the Advisor, the Sub-Advisor and the Distributor maintains a Code of Ethics which permits the Trustees and certain employees to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to certain preclearance and blackout provisions that minimize potential conflicts of interest. Although they do permit these persons to trade in securities, including those in which a Fund may invest, they also contain significant safeguards designed to protect the Trust and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions. As of the date of this SAI, copies of these Codes of Ethics have been filed with the SEC as exhibits to the Trust’s Registration Statement.

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Expenses

The Trust’s service providers bear all expenses in connection with the performance of their respective services, except that each Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of the Trustees who are not partners, officers, directors, shareholders or employees of the Advisor, SEC fees and state fees and expenses, certain insurance premiums, outside and, to the extent authorized by the Trust, auditing and legal fees and expenses, fees charged by rating agencies in having a Fund’s Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by a Fund, costs of maintenance of corporate existence, typesetting and printing prospectuses for regulatory purposes and for distribution to current shareholders, costs and expenses of shareholders and Trustee reports and meetings and any extraordinary expenses.

Distributor

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays a portion of this charge to eligible financial intermediaries for sales of Fund shares and/or administrative services. The Distributor retains any portion not paid to a financial intermediary, and can make this available for marketing and sales-related activities and expenses, including those of the Advisor and its affiliates.

Rule 12b-1 Plan (Class A Shares and Class C Shares)

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay a financial intermediary (including the Distributor, the Advisor and their affiliates) for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Distribution Plan, the Distributor or the Fund may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the ClassA Shares and Class C Shares of the Fund. The Distributor or the Fund may also enter into Rule 12b-1 related agreements with financial institutions (including fiduciaries, custodians for public funds, and investment advisers) to provide distribution related and other services with respect to ClassA Shares and Class C Shares. The Rule 12b-1 Plan may benefit the Fund in a number of ways. For example, it is anticipated that the Plan may help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

Under the 12b-1 Plan, the Fund may compensate a financial intermediary more or less than its actual marketing and administrative expenses. In no event will the Fund pay for any expenses of a financial intermediary that exceed the maximum Rule 12b-1 Plan fee.

The fee paid to the Adviser and/or Distributor by the Fund is computed on an annualized basis reflecting the average daily net assets of the class. Class A Shares of the Funds pay a maximum distribution and service fee of 0.25% of the Fund’s Class A Shares’ average daily net assets.

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Class C Shares of the Funds pay a maximum distribution and service fee of 1.00% of the Fund’s Class C Shares’ average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees.

The table below states the amounts paid by each Fund’s Class A and Class C shares under the distribution plan for the year endedDecember 31, 2016. All amounts were paid by each Fund were paid as compensation to broker dealers.

	Class A	Class C
Dividend Capture Fund	$87,111	$19,380
Risk Managed Emerging Markets Fund	$10,847	$6
Real Strategies Fund	$2,381	$5
Defensive Growth Fund	$42,347	$5,432
Strategic Allocation Fund	$39,128	$5

SHAREHOLDER SERVICES

With respect to Class A and Institutional Shares, the Funds may pay a shareholder servicing fee of up to 0.25% of its average daily net assets to financial intermediaries, including the Distributor, the Advisor and their affiliates for providing shareholder services and maintaining shareholder accounts. The financial intermediary may select others to perform these services for their customers and may pay them fees.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

In addition to the Rule 12b-1 and/or shareholder services fees that a Fund may pay to financial intermediaries, the Advisor and their affiliates may pay out of their own resources and reasonable profits amounts (including items of material value) to certain financial intermediaries, including the Distributor. While Financial Industry Regulatory Authority (“FINRA”) regulations limit the sales charges that you may bear as a Fund shareholder, there are no limits with regard to the amounts that the Advisor and its affiliates may pay out of their own resources and reasonable profits. You can ask your financial intermediary for information about any payments it receives from the Advisor and their affiliates for any service the financial intermediary provides.

The following examples illustrate the types of instances in which the Distributor, the Advisor and their affiliates may make additional payments to a financial intermediary.

SUPPLEMENTAL PAYMENTS

Other than 12b-1 and shareholder services fees, financial intermediaries may be paid fees out of the assets of the Distributor, the Advisor and their affiliates (but not out of Fund assets).

Financial intermediaries may receive fees for providing distribution-related, recordkeeping or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, financial intermediaries may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Funds or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the financial intermediary sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.

Processing Support Payments

The Distributor, the Advisor and their affiliates may make payments to financial intermediaries that sell Fund Shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that they may make under this category include: payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediaries’ mutual fund trading system.

Retirement Plan Program Servicing Payments

The Distributor, the Advisor and their affiliates may make payments to certain financial intermediaries who sell Fund Shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform

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retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, the Advisor and their affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor, the Advisor and their affiliates to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor, the Advisor and their affiliates also may hold or sponsor, at their expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor, the Advisor and their affiliates also may provide, at their expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.

UNDERWRITING COMMISSIONS

The Distributor for the Funds received the following commissions and other compensation during the fiscal period April 16, 2016 through December 31, 2016.

	Net Underwriting	Compensation
	Discounts and	on Redemptions	Brokerage	Other
	Commissions	and Repurchases	Commissions	Compensation
Dividend Capture Fund Class A Class C	$8,296 $2943	$0 $0	$47,923 $3,340	$0 $0
Risk Managed Emerging Markets Fund Class A Class C	$2,396 $0	$0 $0	$12,495 $0	$0 $0
Real Strategies Fund Class A Class C	$647 $0	$0 $0	$3,680 $0	$0 $0
Defensive Growth Fund Class A Class C	$898 $0	$0 $0	$6,468 $14	$0 $0
Strategic Allocation Fund Class A Class C	$3,103 $0	$0 $0	$18,606 $0	$0 $0

Until April 16, 2016, Unified Financial Securities, LLC served as the Funds’ distributor. For the fiscal period from January 1, 2016 through April 16, 2016, Unified Financial Securities, LLC received commissions of $7,727 earned on the sale of Class A shares. For the fiscal year ended December 31, 2015, Unified Financial Securities, LLC received commissions of $131,647 earned on the sales of Class A Shares. Unified Financial Securities, LLC paid commissions on Class A Shares of $13,312 to affiliated broker/dealers of the Funds. For the fiscal year ended December 31, 2014, Unified Financial Securities, LLC received commissions of $65,205 earned on the sales of Class A Shares.

OTHER SERVICE PROVIDERS

Administration and Transfer Agent Services

Gemini Fund Services, LLC (the “Administrator”), which has its principal office at 80 Arkay Drive., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. The Administrator is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. The Administrator is an affiliate of the Distributor.

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The Administrator may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Agreement will remain in effect for an initial term of one year from the applicable effective date for the Funds, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or the Administrator on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of the Administrator. The Agreement provides that the Administrator shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, the Administrator performs administrative services, including: (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting the Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of the Administrator); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

The Administrator also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

The Administrator also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, the Administrator is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by Administrator, the Fund pays Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Fund also pays Administrator for any out-of-pocket expenses.

Management and Legal Administration Services

MFund Services LLC (“MFund”) provides the Funds with various management and administrative services. For these services, the Funds pay MFund $5,000 annually and an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by Rational Advisors LLC):

0.10% of net assets up to $50 million;

0.07% of net assets from $50 million to $100 million;

0.05% of net assets from $100 million to $250 million;

0.04% of net assets from $250 million to $500 million;

0.03% of net assets from $500 million to $1 billion;

0.02% of net assets from $1 billion

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In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of the Advisor and its parent company.

Compliance Services

Pursuant to a Compliance Services Agreements, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund a monthly base fee plus an asset-based fee. In addition, the Fund reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement.

Custodian

The Huntington National Bank, 41 South High Street, Columbus, OH 43215, serves as the custodian of the Funds. The custodian has custody of all securities and cash of a Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

Brown Brothers Harriman& Co. serves as sub-custodian for each Fund’s foreign assets.

Independent Registered Public Accounting Firm

The Funds’ independent registered public accounting firm is Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Funds. Cohen & Company, Ltd., will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

Legal Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust and the independent Trustees.

FEES PAID BY THE FUNDS FOR SERVICES

	Dividend Capture Fund			Risk Managed Emerging Markets Fund
	For the fiscal years ended			For the fiscal years ended
	December31,			December31,
	2016	2015	2014	2016	2015	2014
Advisory Fee Paid	$654,116	$1,227,227	$2,013,238	$100,880	$160,131	$176,319
Advisory Fee Waived/ Reimbursed	$358,384	$950,747	$1,313,835	$184,174	$259,857	$96,711
Administration Fee [1]	$119,847	$298,136	$489,598	$32,236	$29,176	$32,165
Management and Legal Administration Fee[2]	$63,327	N/A	N/A	$11,792	N/A	N/A
Chief Compliance Officer Services[3]	$6,563	$10,808	$11,354	$7,380	$419	$797
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	Real Strategies Fund			Defensive Growth Fund
	For the fiscal years ended			For the fiscal years ended
	December31,			December31,
	2016	2015	2014	2016	2015	2014
Advisory Fee Paid	$58,367	$110,984	$446,568	$181,510	$796,393	$2,444,015
Advisory Fee Waived/ Reimbursed	$125,307	$209,310	$282,469	$180,941	$528,144	$1,097,463
Administration Fee[1]	$17,823	$26,962	$108,615	$44,172	$193,472	$594,291
Management and Legal Administration Fee[2]	$9,271	N/A	N/A	$21,267	N/A	N/A
Chief Compliance Officer Services[3]	$4,264	$551	$2,643	$4,389	$6,460	$13,692

	Strategic Allocation Fund
	For the fiscal years ended
	December31,
	2016	2015	2014
Advisory Fee Paid	$15,712	$19,378	$21,104
Advisory Fee Waived/ Reimbursed	$94,726	$65,861	$48,026
Administration Fee[1]	$27,356	$35,308	$38,484
Management and Legal Administration Fee[2]	$15,539	N/A	N/A
Chief Compliance Officer Services[3]	$5,196	$1,281	$895

1 Prior to April 16, 2016, Ultimus Asset Services, LLC, formerly known as Huntington Asset Services, LLC, (“Ultimus”) served as the administrator of the Funds. All administration fees paid prior to such date were paid to Ultimus.

2 MFund Services LLC commenced providing management and legal services to the Funds effective January 1, 2016

3 Prior to April 16, 2016, Ultimus provided Chief Compliance Officer services. All Chief Compliance Officer fees paid prior to such date were paid to Ultimus.

A discussion regarding the basis for the Board of Trustees approving any investment advisory contract of the Fund is available with the Fund’s Annual or Semi-Annual Report to Shareholders, as applicable, covering the period covered by the relevant Annual or Semi-Annual Report.

PRINCIPAL HOLDERS OF SECURITIES

Information is provided below regarding each person who owns of record or is known by the Trust to own beneficially 5% or more of any class of Shares of any Fund. As of March 31, 2017, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

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Rational Dividend Capture Fund

Class A Shares

As of March 31, 2017, no shareholder of the Rational Dividend Capture Fund is known by the Trust to own of record or beneficially 5% or more of Class A shares of the Fund

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

NFS LLC FEBO 9810 Ginger Hill Road New Middletown, OH 44442	13,058.3180	6.17%

Pershing LLC PO BOX 2052 Jersey City, NJ 07303-9998	11,587.9480	5.47%

Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

NFS LLC FEBO 100 Magellan Way KW1C Covington, KY 41015	3,096,960.4430	57.87%*

NFS LLC FEBO 7 Easton Oval EA4E70 Columbus, OH 43219-6010	1,397,341.6530	26.11%*

Rational Risk Managed Emerging Markets Fund

Class A Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

UBS Financial Services Inc. FBO PO Box 8236 Rancho Santa Fe, CA 92067-8236	60,702.7900	9.10%

Charles Schwab and Co Inc. SF 215 SMT-03-255 San Francisco, CA 94105-2318	39,591.9610	5.94%
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Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

NFS LLC FEBO 2187 Redwood Rd Hercules, CA 94547	1,636.6610	27.80%*

NFS LLC FEBO 8 Hawthorne Ct #A Petaluma, CA 94952	1,631.3210	27.71%*

NFS LLC FEBO 1 Kirkcrest Ct Alamo, CA 94507	1,631.3210	27.71%*

NFS LLC FEBO 2125 Dover Ct Walnut Creek, CA 94598	815.6610	13.86%

Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

NFS LLC FEBO 7 Easton Oval EA4E70 Columbus, OH 43219-6010	418,397.5060	51.69%*

NFS LLC FEBO 7 Easton Oval EA4E70 Columbus, OH 43219-6010	66,586.8290	8.23%

Rational Real Strategies Fund

Class A Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab and Co Inc. SF 215 SMT-03-255 San Francisco, CA 94105-2318	51,127.9690	31.38%*
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NFS LLC FEBO 810 Majestic Parkway Woodland Park, CO 80863	14,017.1910	8.60%

Merrill Lynch Pierce Fenner and Smith 4800 Deer Lake Drive East Jacksonville, FL 32246	10,884.6710	6.68%

NFS LLC FEBO 5009 Jameswood Cir Kettering, OH 45429	10,144.2680	6.23%

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Jerry J. Szilagyi & Isobel L. Szilagyi JT TEN 5 Abbington Dr Huntington, NY 11743	205.6820	100.00%*

Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

NFS LLC FEBO 7 Easton Oval EA4E70 Columbus, OH 43219-6010	376,929.7970	74.20%*

Jerry J. Szilagyi & Isobel L. Szilagyi JT TEN 5 Abbington Dr Huntington, NY 11743	46,700.6090	9.19%
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Rational Defensive Growth Fund

Class A Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
NFS LLC FEBO 7 Easton Oval EA4E70 Columbus, OH 43219-6010	339,086.0990	7.26%

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
NFS LLC FEBO 3059 Lake Meadows Cir Traverse City, MI 49685	7,913.1200	6.73%

UBS Financial Services Inc. FBO Mount Saint Alban Washington, DC 20016	7,181.0420	6.11%

UBS Financial Services Inc. FBO 9019 Mediterra Pl Dublin, OH 43016-6103	6,248.6850	5.32%

Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
NFS LLC FEBO 7 Easton Oval EA4E70 Columbus, OH 43219-6010	356,424.2660	47.84%*

NFS LLC FEBO 7 Easton Oval EA4E70 Columbus, OH 43219-6010	89,069.6240	11.96%

Jerry J. Szilagyi & Isobel L. Szilagyi JT TEN 5 Abbington Dr Huntington, NY 11743	56,439.2580	7.58%

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Nationwide Trust Company PO Box 182029 Columbus, OH 43218	44,380.7210	5.96%

Rational Strategic Allocation Fund

Class A Shares

As of March 31, 2017, no shareholder of the Rational Strategic Allocation Fund is known by the Trust to own of record or beneficially 5% or more of Class A shares of the Fund

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Jerry J. Szilagyi & Isobel L. Szilagyi JT TEN 5 Abbington Dr Huntington, NY 11743	111.3530	100.00%*

Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Jerry J. Szilagyi & Isobel L. Szilagyi JT TEN 5 Abbington Dr Huntington, NY 11743	27,733.6800	100.00%*

SHAREHOLDER RIGHTS

The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of Shares of beneficial interest, representing interests in separate portfolios of securities. The Shares in any one portfolio may be offered in two or more separate classes. As of the date of this SAI, the Trustees have established three classes of Shares, known as ClassA Shares, Class C Shares, and Institutional Shares. Class C Shares are offered by the Dividend Capture Fund and Defensive Growth Fund. ClassA Shares, Class C Shares, and Institutional Shares, of a Fund are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and if the Trust (or a Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

All shareholders are entitled to one vote for each Share held on the record date for any action requiring a vote by the shareholders and a proportionate fractional vote for each fractional Share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i)as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of the Fund or class, or (ii)only holders of ClassA Shares and Class C Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class or classes.

The rights of shareholders cannot be modified without a majority vote.

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (i)the Trust is required to hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii)if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, a Trustee may be removed from office by a written

57

consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding Shares of the Trust. Upon written request by the holders of Shares representing 1% of the outstanding Shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, a Trustee may continue to hold office and may appoint successor Trustees.

Shareholder inquiries regarding the Funds should be directed to the Trust, c/o Gemini Fund Service, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Additional Information on Purchases, Exchanges and Redemptions

ClassC Shares may be purchased, exchanged with other Class C Shares within the Complex, or redeemed by contacting the Trust or your investment professional. ClassC Shares may also be offered through other financial intermediaries.

ClassA Shares of each of the Funds may be purchased, exchanged or redeemed by contacting the Trust or your investment professional. ClassA Shares may also be offered through other financial intermediaries.

Institutional Shares may be purchased only through fiduciary, advisory, agency and other similar accounts maintained by or on behalf of Rational or its affiliates or correspondent banks as well as similar customers of third party financial institutions. Individuals who receive Institutional Shares as a result of a Trust distribution or similar transaction or by operation of law, will be permitted to retain such Shares, but may not purchase additional Institutional Shares, except by means of the reinvestment of dividends or distributions. Exchanges of Institutional Shares, if permitted by the account agreement, as well as redemptions of Institutional Shares, are made by contacting the Trust.

Telephone purchase, exchange or redemption requests may be recorded and will be binding upon an investor. Use of the telephone for exchanges or redemptions involves the possible risk of loss, since anyone providing the required information may be able to use the service without the shareholder’s permission. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In times of extreme economic or market conditions, shareholders may have difficulty making redemptions or exchanges by telephone. If a shareholder cannot make contact by telephone, redemption or exchange requests should be made in writing and sent by overnight mail to the Trust.

In connection with certain redemption or exchange requests, a shareholder may be required to obtain a signature guarantee for authentication purposes. Only New Technology Medallion imprints will be accepted as signature guarantees.

Other Purchase Information

Purchases of all classes of Shares are made at NAV, plus (for ClassA Shares only) any applicable sales charge. All purchases are subject to minimum purchase requirements, but these requirements may be waived by the Distributor. Payment for ClassA Shares and Class C Shares may not be by third party check, and any checks drawn from a bank located outside the U.S. will result in a delay in processing until the check has cleared.

If at any time the right to purchase Shares is suspended, although no new purchases may be made, in some circumstances existing shareholders may be permitted to purchase additional Shares and have dividends reinvested.

Payment in Kind. In addition to payment by check, Shares of a Fund may be purchased by customers of the Advisor in exchange for securities held by an investor which are acceptable to that Fund. Investors interested in exchanging securities must first telephone the Funds at 800-253-0412 for instructions regarding submission of a written description of the securities the investor wishes to exchange. Within five business days of the receipt of the written description, the Funds will advise the investor by telephone whether the securities to be exchanged are acceptable to the Fund whose Shares the investor desires to purchase and will instruct the investor regarding delivery of the securities. There is no charge for this review. Securities which have been accepted by a Fund must be delivered within five days following acceptance.

Securities accepted by a Fund are valued in the manner and on the days described in the section entitled “Determination of Net Asset Value” as of 4:00 p.m. (Eastern Time).

The value of the securities to be exchanged and of the Shares of the Fund may be higher or lower on the day Fund Shares are offered than on the date of receipt by the Funds of the written description of the securities to be exchanged. The basis of the exchange of such securities for Shares of the Fund will depend on the value of the securities and the NAV of Fund Shares next determined following acceptance on the day Fund Shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from the Funds.

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A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange depending upon the cost basis of the securities tendered. All interest, dividends, subscription or other rights with respect to accepted securities which go “ex” (the interval between the announcement and the payments of the next dividend or right) after the time of valuation become the property of the Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor must represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise.

Sales Charge Reductions/Waivers (Class A Shares). ClassA Shares may be purchased without an initial sales charge by any investor who buys ClassA Shares through an investment professional that does not accept a sales commission from the Funds’ Distributor. Investment professionals wishing to offer this sales charge waiver should call the Trust. Also, sales charges applicable to purchases of ClassA Shares may be reduced for certain investors or groups of investors who make larger investments. Investors wishing to take advantage of these sales charge reductions should call the Trust.

Reinstatement Privilege. Every shareholder has a one-time right, within 60 days of redeeming ClassA Shares of an Equity Fund, to reinvest the redemption proceeds at the next-determined NAV in ClassA Shares without any sales charge. The investor must notify the Trust in writing of the reinvestment by the shareholder in order to eliminate a sales charge.

If the shareholder redeems ClassA Shares and utilizes the reinstatement privilege, there may be tax consequences.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Other Exchange Information

Exchanges may only be made between Funds having identical shareholder registrations. For any other exchanges you must obtain a New Technology Medallion Signature Guarantee.

Unless otherwise specified in writing, the existing registration and reinvestment options relating to a Fund being exchanged will be used for any new Fund accounts required to be opened in the exchange.

Exchanges will not be available for Shares purchased by check until the check has cleared.

Other Redemption Information

Redemptions of all classes of Shares are made at NAV, less any applicable contingent deferred sales charge (CDSC). If you make exchanges of your ClassA Shares among the Funds, the holding period for purposes of determining the applicable CDSC will be determined based on the purchase date of your original Shares.

If a shareholder wishes to wire redemption proceeds to a bank other than the one previously designated, redemption may be delayed by as much as seven days. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with a New Technology Medallion Signature Guarantee) to the Trust, P.O. Box 6110, Indianapolis, IN 46206-6110.

Proceeds from the redemption of Shares purchased by check will not be available until the check has cleared.

Redemption in kind. Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund determines that payment should be in kind. In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as a Fund

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determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Trustees deem fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

DETERMINATION OF NET ASSET VALUE

Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events. U.S. Government obligations held by a Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect as of the close of the NYSE (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost. Investments in other open-end investment companies are valued at NAV. In certain limited circumstances such as when a security’s closing price versus the prior day’s closing price exceeds a defined variance tolerance, or when a security’s closing price is unchanged as compared to the prior day’s closing price, a financial intermediary’s good faith determination of the fair value of a security or option may be used instead of its current market value, even if the security’s market price is readily available. In cases where market prices for portfolio securities are not readily available, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund.

TAXES

Federal Income Taxation

Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Code. Qualification as a RIC requires, among other things, that the Fund:

(i)	derive in each taxable year at least 90% of its gross income from: (a)dividends, interest, payments with respect to certain securities loans, and gains from the sales or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b)net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a)above (each a “Qualified Publicly Traded Partnership”); and
(ii)	diversify its holdings so that, at the end of each quarter of each taxable year: (a)at least 50% of the value of the Fund’s total assets is represented by (I)cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b)not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I)any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, a Fund will not be subject to federal income tax on its “net investment income” (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and “net capital gain” (the excess of the Fund’s net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income for such taxable year and its net tax-exempt interest income for such taxable year. However, a Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from Municipal Obligations and to alternative minimum tax (currently at a maximum rate of 20% for corporations such as the Fund) on alternative minimum taxable income.

If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year (and were to fail, or were not eligible, to take advantage of certain remedial provisions), the Fund would be subject to tax on its income at corporate rates, and all distributions from earnings and profits, including any distribution of net tax-exempt income and net long-term capital gains, would be taxable

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to shareholders as ordinary income. In addition, the Fund could be required to recognize net unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gains for the year ending October31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the under-distributed amounts.

A dividend paid to shareholders by a Fund in January is generally deemed to have been paid by a Fund on December31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund distributions. Distributions from a Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Fund’s investment income and net short-term gains. Distributions of net capital gains (that is, the excess of net gains from capital assets held more than one year over net losses from capital assets held by a Fund for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the Shares in a Fund. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. Any gain resulting from the sale or exchange of Fund Shares generally will be taxable as capital gains. Long-term capital gain rates have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—through December31, 2012. For taxable years beginning on or before December31, 2012, distributions of investment income properly designated by a Fund as derived from “qualified dividend income” are taxed at the rates applicable to long-term capital gains. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. Generally, dividends paid by REITs do not qualify for the lower tax rates that apply to certain other “qualified investment income.” A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (1)if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2)to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3)if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4)if the dividend is received from a foreign corporation that is (a)not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the Unites States) or (b)treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to a Fund’s Shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1)if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2)if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180-day period beginning 90 days before such date in the case of certain preferred stock) or (3)to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1)if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2)by application of the Code.

Due to certain of a Fund’s hedging and other investment activities, the net investment income calculated for accounting purposes and distributed to shareholders may in certain circumstances exceed or be less than a Fund’s net tax exempt and taxable income. If a Fund distributes amounts in excess of the Fund’s “earnings and profits” (which provide a measure of a Fund’s dividend paying capacity for tax purposes), such excess distributions to shareholders will be treated as a return of capital to the extent of a shareholder’s basis in his or her Shares, and thereafter as gain from the sale or exchange of a capital asset. A return of capital is not taxable to a shareholder but has the effect of reducing the shareholder’s

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basis in the relevant Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of his or her Shares. Dividends and distributions on a Fund’s Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed.

Exempt-interest dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal AMT purposes and for state and local purposes (see below). If a Fund intends to pay only exempt-interest dividends, the Fund may be limited in its ability to engage in such taxable transactions as forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry Shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Shares. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such bonds or who are “related persons” of such substantial users (within the meaning of Section147(a) of the Code). Recipients of certain Social Security and Railroad Retirement benefits may have to take into account exempt-interest dividends from the Fund in determining the taxability of such benefits. Shareholders should consult their own tax advisor regarding the potential effect on them (if any) of any investment in the Fund. A Fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the Fund’s fiscal year end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Fund’s income that was tax-exempt during the period covered by the distribution. The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority, except as otherwise provided herein (see below). You are advised to consult with your tax advisor about state and local tax matters.

Hedging transactions. Certain investment and hedging activities of a Fund, including transactions in options, futures contracts, straddles, forward contracts, foreign currencies, foreign securities, or other similar transactions, will be subject to special tax rules (including sale, mark-to-market, straddle, wash sale and short-sale rules). In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s assets, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of the Fund’s income and distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income the distribution (if any) of such excess will be treated as (i)a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii)thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii)thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income in less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Foreign currency-denominated securities and related hedging transactions. A Fund’s transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts, and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Tax Credit. If more than 50% of a Fund’s assets at year end consists of the stock or securities in foreign corporations, that Fund would qualify for and intends to make the election permitted under Section853 of the Code so that shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amount distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). A shareholder’s ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, as a result of which shareholders may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 31-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

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Investment by a Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing Fund.”

A “passive foreign investment company” is any foreign corporation: (i)75 percent or more of the income of which for the taxable year is passive income, or (ii)the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. A Fund’s investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments.

Sale or redemption of Shares. The sale, exchange or redemption of a Fund’s Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of a Fund’s Shares will be treated as short-term capital gain or loss. However, if a shareholder sells Shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such Shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the Shares. All or a portion of any loss realized upon a taxable disposition of a Fund’s Shares will be disallowed if other Shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

Backup Withholding. In general, a Fund is required to withhold and remit to the U.S. Treasury a percentage of the proceeds of Share sales, exchanges, or redemptions made by and taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2014. Unless Congress enacts tax legislation providing otherwise, this legislation could expire and the backup withholding rate will be 31% for amounts paid after December31, 2014.

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

Securities issued or purchased at a discount. The Funds’ investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Unrelated Business Taxable Income. Under current law, a Fund generally serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1)a Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2)shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section514(b). If a charitable remainder trust (as defined in Code Section664) realizes any UBTI for a taxable year, it will pay an excise tax equal to the amount of that UBTI.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting purchases of Shares of a Fund. No attempt is made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, investors are urged to consult their tax advisors with specific reference to their own tax situation.

DIVIDENDS AND DISTRIBUTIONS

The Funds will declare and distribute dividends from net investment income of each class of Shares, if any, and will distribute its net realized capital gains, with respective to each class of Shares, if any, at least annually.

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PERFORMANCE INFORMATION

From time to time the Trust may advertise the performance of one or more of the Funds. All data is based on past performance and is not intended to indicate future results. Performance of Institutional Shares, as compared to ClassA Shares or Class C Shares, will normally be higher because ClassA Shares and Class C Shares are subject to distribution (12b-1)fees.

Generally, the Equity and Strategic Allocation Funds will advertise average annual total returns.

In accordance with SEC guidelines, the average annual total return for each class of Shares is calculated according to the following formula: where p = a hypothetical initial of $1,000; n = number of years; and ERV = ending redeemable value of the hypothetical $1,000 investment after the investment period.

P(1 + T)n = ERV

In accordance with SEC guidelines, the yield for each class of Shares of an Equity Fund and Strategic Allocation Fund are computed by dividing the net investment income per Share earned during the period by the maximum offering price per Share on the last day of the period, according to the following formula:

a - b

Yield = 2[( —+1 )6- 1]

cd

Where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

In accordance with SEC guidelines, the tax-equivalent yield for each class of the Equity Funds is computed by dividing the portion of the yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended December31, 2016, and the report of Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, are incorporated herein by reference to the Trust’s Annual Report to Shareholders for the fiscal year ended December31, 2016, which has been previously sent to shareholders of each Fund pursuant to Section30(d) of the 1940 Act and previously filed with the SEC. A copy of the Annual Report to Shareholders may be obtained without charge by contacting the Trust.

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INVESTMENT RATINGS

A.M. BEST

LONG-TERM DEBT RATINGS

Investment Grade

Aaa: Exceptional

aa: Very Strong

a: Strong

bbb: Adequate

Non-Investment Grade

Bb: Speculative

b: Very Speculative

ccc, cc, c: Extremely Speculative

d: In Default

SHORT-TERM DEBT RATINGS

Investment Grade

AMB-1+: Strongest

AMB-1: Outstanding

AMB-2: Satisfactory

AMB-3: Adequate

Non-Investment Grade

AMB-4: Speculative

D: In Default

FITCH

LONG-TERM DEBT RATINGS

Investment grade

AAA: the best quality companies, reliable and stable

AA: quality companies, a bit higher risk than AAA

A: economic situation can affect finance

BBB: medium class companies, which are satisfactory at the moment

Non-investment grade

BB: more prone to changes in the economy

B: financial situation varies noticeably

CCC: currently vulnerable and dependent on favorable economic conditions to meet its commitments

CC: highly vulnerable, very speculative bonds

C: highly vulnerable, perhaps in bankruptcy or in arrears but still continuing to pay out on obligations

D: has defaulted on obligations and Fitch believes that it will generally default on most or all obligations

NR: not publicly rated

SHORT-TERM DEBT RATINGS

Fitch's short-term ratings indicate the potential level of default within a 12-month period.

F1+ : best quality grade, indicating exceptionally strong capacity of obligor to meet its financial commitment

F1: best quality grade, indicating strong capacity of obligor to meet its financial commitment

F2: good quality grade with satisfactory capacity of obligor to meet its financial commitment

F3: fair quality grade with adequate capacity of obligor to meet its financial commitment but near term adverse conditions could impact the obligor's commitments

B: of speculative nature and obligor has minimal capacity to meet its commitment and vulnerability to short term adverse changes in financial and economic conditions

C: possibility of default is high and the financial commitment of the obligor are dependent upon sustained, favorable business and economic conditions

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D: the obligor is in default as it has failed on its financial commitments.

Fitch also uses intermediate +/- modifiers for each category between AA and CCC (e.g., AA+, AA, AA-, A+, A, A-, BBB+, BBB, BBB-, etc.).

MOODY’S

GLOBAL LONG-TERM RATING SCALE

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1: have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2: have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3: have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime: do not fall within any of the Prime rating categories.

US MUNICIPAL SHORT-TERM DEBT OBLIGATION RATINGS

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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STANDARD AND POORS

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC;CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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RATIONAL ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

In order to fulfill its responsibilities under the Act, Rational Advisors, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

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We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.Requiring senior executives to hold stock in a company.

2.Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-447-4228. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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THE CAMBRIDGE STRATEGY (ASSET MANAGEMENT) LIMITED

PROXY VOTING POLICIES

The Cambridge Strategy (Asset Management) Limited (TCS) retains the services of Glass Lewis to address proxy voting issues on behalf of TCS and its clients, including all funds for which TCS acts as the investment advisor (Funds). However, TCS maintains oversight rights that provide the opportunity to override vote decisions made by Glass Lewis should it be deemed in the best interest of TCS’ Funds and its clients to do so. This oversight function is managed by senior members of TCS’ Portfolio Management and Administration Groups and is advised by TCS’ Legal and Compliance Department.

Glass Lewis votes (or refrains from voting) proxies for each Fund in a manner that Glass Lewis, in the exercise of its independent business judgment, concludes are in the best economic interests of TCS’ funds and its clients.

In some cases, Glass Lewis may determine that it is in the best economic interests of a fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements or that involve trading blackouts).

Glass Lewis will normally vote on specific proxy issues in accordance with Glass Lewis’ proxy voting guidelines. Glass Lewis’ proxy voting guidelines provide detailed guidance as to how they intend to vote proxies on certain important or commonly raised issues. Glass Lewis may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover a specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the shareholders. In such cases, Glass Lewis will communicate with TCS to convey that indicated vote. TCS will then have the opportunity to agree or override Glass Lewis’ decision.

Glass Lewis votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to TCS or TCS’ affiliates or clients.

When voting proxies, Glass Lewis encourages companies to follow practices that enhance shareholder value and increase transparency so that the market can place a proper value on their assets.

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PVG ASSET MANAGEMENT CORP

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

In order to fulfill its responsibilities under the Act, PVG Asset Management, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in pool investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore, we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to

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determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.Requiring senior executives to hold stock in a company.

2.Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

A record of PVG’s vote with respect to each proxy cast is to be maintained in a log maintained at 6898 S. University Blvd, Suite 100, Centennial. 80112

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